Summary Prospectus dated April 1, 2013

Eaton Vance Risk-Managed Equity Option Fund

Class /Ticker     A / EROAX     C / EROCX     I / EROIX

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated April 1, 2013, are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the Fund’s Prospectus, Statement of Additional Information, and other information about the Fund, go to http://www.eatonvance.com/funddocuments, email a request to contact@eatonvance.com, call 1-800-262-1122, or ask any financial advisor, bank, or broker-dealer who offers shares of the Fund. Unless otherwise noted, page number references refer to the current Prospectus for this Fund.

Investment Objective

The Fund’s investment objective is to seek total return.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 14 of the Fund's Prospectus and page 19 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)	Class A	Class C	Class I
Management Fees	1.05%	1.05%	1.05%
Distribution and Service (12b-1) Fees	0.25%	1.00%	n/a
Other Expenses	0.44%	0.44%	0.44%
Total Annual Fund Operating Expenses	1.74%	2.49%	1.49%
Expense Reimbursement(1)	(0.24)%	(0.24)%	(0.24)%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.50%	2.25%	1.25%

(1)

The investment adviser, sub-adviser and administrator have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares.  This expense reimbursement will continue through March 31, 2014.  Any amendment to or a termination of this reimbursement would require written approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as: brokerage commissions, acquired fund fees and expenses, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser, sub-adviser and administrator during the Fund’s current fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 719	$ 1,069	$ 1,443	$ 2,490	$ 719	$ 1,069	$ 1,443	$ 2,490
Class C shares	$ 328	$ 753	$ 1,304	$ 2,808	$ 228	$ 753	$ 1,304	$ 2,808
Class I shares	$ 127	$ 447	$ 790	$ 1,759	$ 127	$ 447	$ 790	$ 1,759

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 37% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its total assets in a diversified portfolio of common stocks.  The Fund invests in large-capitalization common stocks of U.S. issuers, although the Fund may invest up to 40% of its total assets in securities of foreign issuers, some of which may be located in emerging market countries.  The Fund may also invest a portion of its assets in stocks of mid-capitalization companies.

The Fund intends to write (sell) call options and purchase put options and/or enter into put option spreads on securities and on one or more broad-based U.S. stock indices, including put options and put spreads on exchange-traded funds (“ETF”) that replicate such indices. The Fund generally intends to write index call options above the current value of the applicable index to seek to generate premium income and to purchase index put options below the current value of the applicable index to seek to reduce the Fund’s exposure to market risk and volatility. In a put option spread, the Fund writes put options in combination with the purchase of put options at a higher exercise price.  This combination seeks to protect the Fund against a decline in price, but only to the stated exercise price of the option written.  The Fund may also write (sell) put options on individual stocks deemed attractive for purchase at prices at or above the exercise price of the put options written. As a result of the Fund’s option strategy, the derivatives risk described below may be more significant for the Fund.

In pursuing its investment objective, the Fund will evaluate returns on an after-tax basis, seeking to reduce and defer shareholder taxes. For its investments in dividend-paying stocks, the Fund intends to emphasize stocks that pay dividends that qualify for federal income taxation at rates applicable to long-term capital gains.

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales and forward sales of stocks).  By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without currently realizing substantial capital gains under current federal tax law.  Derivatives instruments may also be used to seek return or as a substitute for the purchase or sale of securities or currencies and, in addition to the instruments named above, may include the purchase or sale of forward or futures contracts, options on futures contracts, exchange traded and over-the-counter options and equity collars.

The portfolio managers utilize information provided by, and the expertise of, the investment adviser’s research staff in making investment decisions. Investment decisions are made primarily on the basis of fundamental research, which involves consideration of the various company-specific and general business, economic and market factors that may influence the future performance of individual companies and investments therein.  In selecting companies for investment, the portfolio managers look for companies with significant market share, strong recurring sales growth and product entries, strong balance sheets and financial flexibility, among other factors.  The portfolio managers will normally consider selling or trimming securities when they believe such securities have become overvalued, when fundamentals deteriorate or when the portfolio managers identify other securities that may result in a better opportunity.

Principal Risks

Equity Investing Risk. The Fund’s shares are sensitive to stock market volatility and the stocks in which the Fund invests may be more volatile than the stock market as a whole.  The prices of stocks may decline in response to conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations, as well as issuer or sector specific events.  Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline and, although stock values can rebound, there is no assurance that values will return to previous levels.

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund.  When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment. The Fund's use of derivatives may be extensive.

Eaton Vance Risk-Managed Equity Option Fund

Summary Prospectus dated April 1, 2013

ETF Risk.  Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments and subjects it to a pro rata portion of the ETF’s fees and expenses. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value.  The Fund may purchase ETFs at prices that exceed the net asset value of their underlying investments and may sell ETF investments at prices below such net asset value. Because the market price of ETF shares depends on the demand in the market for them, the market price of an ETF may be more volatile than the underlying portfolio of securities the ETF is designed to track, and the Fund may not be able to liquidate ETF holdings at the time and price desired, which may impact Fund performance.

Foreign and Emerging Market Investment Risk. Because the Fund may invest a portion of its assets in foreign instruments, the value of Fund shares can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad.  In emerging or less developed countries, these risks can be more significant.  Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries.  As a result, Fund share values may be more volatile than if the Fund invested only in developed markets.  Emerging market countries may have relatively unstable governments and economies.  Emerging market investments often are subject to speculative trading, which typically contributes to volatility.  Trading in foreign and emerging markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Tax-Managed Investing Risk.  Market conditions may limit the Fund’s ability to generate tax losses or to generate dividend income taxed at favorable tax rates. The Fund’s tax-managed strategy may cause the Fund to hold a security in order to achieve more favorable tax-treatment or to sell a security in order to create tax losses. The Fund’s ability to utilize various tax-management techniques may be curtailed or eliminated in the future by tax legislation or regulation.  Although the Fund expects that a smaller portion of its total return will consist of taxable distributions to shareholders as compared to equity mutual funds that are managed without regard to tax considerations, there can be no assurance about the size of taxable distributions to shareholders.

Risks Associated with Active Management.  The Fund is an actively managed portfolio and its success depends upon the investment skills and analytical abilities of the investment adviser to develop and effectively implement strategies to achieve the Fund’s investment objective.  Subjective decisions made by the investment adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

General Fund Investing Risks.  The Fund is not a complete investment program and you may lose money by investing in the Fund.  All investments carry a certain amount of risk and there is no guarantee that the Fund will be able to achieve its investment objective.  Annual Fund Operating Expenses expressed as a percentage of the Fund’s average daily net assets may change as Fund assets increase and decrease, and Annual Fund Operating Expenses may differ in the future.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse affect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

Eaton Vance Risk-Managed Equity Option Fund

Summary Prospectus dated April 1, 2013

During the period from December 31, 2008 through December 31, 2012, the highest quarterly total return for Class A was  3.73% for the quarter ended December 31, 2009, and the lowest quarterly return was -5.92% for the quarter ended September 30, 2011.

Average Annual Total Return as of December 31, 2012	One Year	Life of Fund
Class A Return Before Taxes	–2.08%	–1.29%
Class A Return After Taxes on Distributions	–2.14%	–1.99%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	–0.32%	–0.79%
Class C Return Before Taxes	2.26%	–0.80%
Class I Return Before Taxes	4.38%	0.19%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	3.14%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge for Class C.  Class A, Class C and Class I commenced operations on February 29, 2008.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions for a period may be the same as Return Before Taxes for that period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Eaton Vance Management (“Eaton Vance”).

Investment Sub-Adviser.  Parametric Risk Advisors LLC (“PRA”).

Portfolio Managers

Michael A. Allison, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2008.

Walter A. Row, III, Vice President of Eaton Vance, has co-managed the Fund since its inception in 2008.

Kenneth Everding, Managing Director of PRA, has co-managed the Fund since its inception in 2008.

Jonathan Orseck, Managing Director of PRA, has co-managed the Fund since its inception in 2008.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

4413-4/13 RMEOSP	© 2013 Eaton Vance Management

Eaton Vance Risk-Managed Equity Option Fund

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Summary Prospectus dated April 1, 2013